Exhibit 21
                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant

      As of February 23, 2000, Thermo Electron Corporation owned the following companies:

                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Thermo Coleman Corporation                                                 Delaware              100
    Coleman Research Corporation                                           Florida               100
        Coleman Services Incorporated                                      Delaware              100
           MetricVision Inc.                                               Delaware               90
        Thermo Information Solutions Inc.                                  Delaware              100
           Tera Systemes S.AR.L.                                            France               100
           Thermo Info France S.A.                                          France               100
           Thermo Info UK Limited                                          England               100
               Open Connections Holdings Limited                           England               100
           TIS Holdings, Inc.                                           New Hampshire            100
Peter Brotherhood Holdings Ltd.                                            England               100
    Aircogen Ltd.                                                          England                80
    Peter Brotherhood Limited                                              England               100
        LastStep Ltd.                                                      England               100
        Link Control Technology Ltd.                                       England               100
        Peter Brotherhood Pension Fund Trustees Ltd.                       England               100
        Thermo Electron Realty Limited                                     England               100
    Thermo Holdings Limited                                                England               100
Thermo Electron, S.A. de C.V.                                               Mexico               100
Thermo Biomedical Inc.                                                     Delaware              100
    SensorMedics Corporation                                               Delaware              100
        SensorMedics B.V.                                                Netherlands             100
        SensorMedics (Deutschland) GmbH                                    Germany               100
    Nicolet Biomedical Inc.                                               California             100
        Eden Medical Electronics, Inc.                                     Delaware              100
        Grason-Stadler, Inc.                                            Massachusetts            100
        Neuroscience Limited                                               England               100
        Nicolet Biomedical Japan Inc.                                       Japan                100
        Nicolet Biomedical Ltd.                                            England               100
        Nicolet Biomedical S.A.R.L.                                         France               100
        Nicolet - EME GmbH                                                 Germany               100
        Nicolet Vascular Inc.                                              Delaware              100
           ILS, Inc.                                                       Delaware              100
           IMEX International, Inc.                                        Colorado              100
    Bear Medical Systems Inc.                                              Delaware              100
    Bird Medical Technologies, Inc.                                       California             100
        Bird Products Corporation                                         California             100
           Bird Life Design Corporation                                   California             100
        Stackhouse, Inc.                                                  California             100
    Medical Data Electronics, Inc.                                         Delaware              100


                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Gulf Precision, Inc.                                                       Arizona               100
    Seeley Enterprises, Inc.                                              New Mexico             100
ITC Holdings Inc.                                                          Delaware              100
Loftus Furnace Company                                                   Pennsylvania            100
Met-Therm, Inc.                                                              Ohio                100
NAPCO, Inc.                                                              Connecticut             100
Nicolet Biomedical of California Inc.                                     California             100
North East Surgical Tool Corp.                                          Massachusetts            100
North Carbondale Minerals, Inc.                                           California             100
Thermo WI, Inc.                                                           Wisconsin              100
Perfection Heat Treating Company                                           Michigan              100
San Marcos Resource Recovery, Inc.                                        California             100
Southern Ocean County Resource Recovery, Inc.                             New Jersey             100
Staten Island Cogeneration Corporation                                     New York              100
TE Great Lakes Inc.                                                        Michigan              100
TEC Cogeneration Inc.                                                      Florida               100
South Florida Cogeneration Associates                                      Florida               50*
TEC Energy Corporation                                                    California             100
        North County Resource Recovery  Associates                        California             100*
        (50% of which is owned directly by
         San Marcos Resource Recovery, Inc.)
Tecomet Inc.                                                            Massachusetts            100
Thermo Digital Technologies Corporation                                    Delaware              100
    Thermo Digital Technologies L.L.C.                                     Delaware              100
Thermo Electron Export Inc.                                                Barbados              100
 (equally owned among TMO, TMD, TCA, TCK, TFT, THI, THP, TTT,
 TVL, TLZ, THS, TBA, TOC, TMQ and TXM )
Thermo Electron (London) Ltd.                                              England               50*
Thermo Finance (UK) Limited                                                England               100
Thermo Foundation, Inc.                                                 Massachusetts            100
TMO THI Holdings Inc.                                                      Delaware              100
Thermo Leasing Corporation                                                 Delaware              100
    Thermo Capital Company LLC                                             Delaware               50
ThermoTrex Acquisition Corporation                                         Delaware              100
    ThermoLase Acquisition Corporation                                     Delaware              100
TMO, Inc.                                                               Massachusetts            100
TMOI Inc.                                                                  Delaware              100
TMOTFG Holdings Corp.                                                      Delaware              100
TTT Acquisition Corporation                                                Delaware              100
    Retec Acquisition Corporation                                          Delaware              100
    RK Acquisition Corporation                                             Delaware              100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Thermedics Inc.                                                         Massachusetts           75.72
    MWW Dreiundzwanzigste Vermogensverwaltungs GmbH                        Germany               100
        Erich Jaeger GmbH                                                  Germany               100
           HMS Health Management Systems GmbH                              Germany               100
           Erich Jaeger Gesellschaft m.b.H.                                Austria               100
           Erich Jaeger (U.K.) Ltd.                                        England               100
           Erich Jaeger S.A.R.L.                                            France               100
           Erich Jaeger B.V.                                             Netherlands             100
           Erich Jaeger Benelux B.V.                                     Netherlands             100
           Erich Jaeger, Inc.                                              Delaware              100
    TMO TCA Holdings, Inc.                                                 Delaware              100
    Corpak Inc.                                                         Massachusetts            100
        Walpak Company                                                     Illinois              100
        Thermedics Detection Inc.                                       Massachusetts           83.61
        (additionally, 5.33% of the shares are owned
        directly by Thermo Electron Corporation)
           Detection Securities Corporation                             Massachusetts            100
           Orion Research, Inc.                                         Massachusetts            100
               Advanced Sensor Technology                               Massachusetts            100
               Orion Research Limited                                      England               100
               Orion Research Puerto Rico, Inc.                            Delaware              100
               Russell pH Limited                                          Scotland              100
           Rutter & Co.                                                  Netherlands             100
               Rutter Instrumentation S.A.R.L.                              France                90
               Systech B.V.                                              Netherlands              50
           ThermedeTec Corporation                                         Delaware              100
               Thermedics Detection de Argentina S.A.                     Argentina              100
               (1% of which shares are owned
               directly by Thermedics Detection Inc.)
               Thermedics Detection de Mexico, S.A. de C.V.                 Mexico               100
               (1% of which shares are owned
               directly by Thermedics Detection Inc.)
               Thermedics Detection GmbH                                   Germany               100
               Thermedics Detection Limited                                England               100
               Thermedics Detection Scandinavia AS                          Norway               100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

        Thermo Sentron Inc.                                                Delaware             74.15
        (additionally, 12.42% of the shares are owned
        directly by Thermo Electron Corporation)
           Allen Coding Systems Limited                                    England               100
               Allen Coding Corporation                                    Delaware              100
           Goring Kerr Limited                                             England               100
               Best Checkweighers Limited                                  England               100
               Intertest (UK) Limited                                      England               100
           Goring Kerr Detection Limited                                   England               100
               Goring Kerr (NZ) Limited                                  New Zealand             100
               Graseby Product Monitoring GmbH                             Germany               100
           Goring Kerr Inc.                                                New York              100
           Ramsey France S.A.R.L.                                           France               100
           Ramsey Ingenieros S.A.                                           Spain                100
           Ramsey Italia S.R.L.                                             Italy                100
               Tecno Europa Elettromeccanica S.R.L.                         Italy                100
           Ramsey Technology Inc.                                       Massachusetts            100
               Xuzhou Ramsey Technology Development Co., Limited            China                50*
          Thermo Sentron Australia Pty. Ltd..                             Australia              100
          Thermo Sentron B.V.                                            Netherlands             100
          Thermo Sentron Canada Inc.                                        Canada               100
          Thermo Sentron GmbH                                              Germany               100
          Thermo Sentron Limited                                           England               100
               Hitech Electrocontrols Limited                              England               100
                  Hitech Licenses Ltd.                                     England               100
                  Hitech Metal Detectors Ltd.                              England               100
               Westerland Engineering Ltd.                                 England               100
           Thermo Sentron SEC Corporation                               Massachusetts            100
           Thermo Sentron (South Africa) Pty. Ltd.                       South Africa            100
        Thermo Voltek Corp.                                                Delaware             97.00
        (additionally, 3% of the shares are owned
        directly by Thermo Electron Corporation)
           Thermo Voltek Europe B.V.                                     Netherlands             100
           Comtest Instrumentation, B.V.                                 Netherlands             100
               Comtest Italia S.R.L.                                        Italy                 95
               (additionally 5% of the shares are owned
               directly by Thermo Voltek Corp.)
               Comtest Limited                                             England               100
                  Milmega Limited                                          England               100
           TVL Securities Corporation                                      Delaware              100
           UVC Realty Corp.                                                New York              100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Cardiosystems Inc.                                           Massachusetts           60.07
    (additionally, 0.04% of the shares are owned
    directly by Thermo Electron Corporation)
        International Technidyne Corporation                               Delaware              100
           International Technidyne Corporation Limited                    England               100
        Nimbus Inc.                                                     Massachusetts            100
        TCA Securities Corporation                                      Massachusetts            100
Thermo Administrative Services Corporation                                 Delaware              100
Thermo Amex Management Company Inc.                                        Delaware              100
    Thermo Amex Finance, L.P.                                              Delaware              99*
        Thermo Amex Convertible Growth Fund I., L.P.                       Delaware              99*
Thermo Ecotek Corporation                                                  Delaware             93.66
    Central Valley Fuels Management Inc.                                   Delaware              100
    Delano Energy Company Inc.                                             Delaware              100
    Eco Fuels Inc.                                                         Wyoming               100
    Independent Power Services Corporation                                  Nevada               100
    KFP Operating Company, Inc.                                            Delaware              100
    Lake Worth Generation Corporation                                      Delaware              100
    Lake Worth Generation LLC                                              Delaware              100
    Mountainview Power Company                                             Delaware              100
    Mountainview Power Company LLC                                         Delaware              100
    Riverside Canal Power Company                                         California             100
    SFS Corporation                                                     New Hampshire            100
    TCK Fuels Inc.                                                         Delaware              100
        KFx Fuel Partners, L.P.                                            Delaware              95*
        (2% of which is owned
        directly by Eco Fuels Inc.)
    TES Securities Corporation                                             Delaware              100
    Thermendota, Inc.                                                     California             100
        Mendota Biomass Power, Ltd.                                       California              60
        (additionally 40% of the shares are owned
        directly by Thermo Ecotek Corporation)
           MBPL Agriwaste Corporation                                     California             100
    Thermo Ecotek International Holdings Inc.                           Cayman Islands           100
        Thermo Ecotek Europe Holdings B.V.                               Netherlands             100
           Gouripore Power Company Pvt. Ltd.                                India                83%
           EMD Ventures B.V.                                             Netherlands             65*
               Kraftwerk, Premnitz GmbH & Co KG                            Germany               100
               EMD Pribram sro                                          Czech Republic           50*
               Magnicon B.V.                                             Netherlands              50
               (additionally 50 of the shares are owned
               directly by Thermo Ecotek Europe Holdings B.V.)
                  ECS sro                                               Czech Republic           50*
           EuroEnergy Group B.V.                                         Netherlands             50*
        Thermo EuroVentures sro                                         Czech Republic           100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Ecotek International Inc.                                    Cayman Islands           100
        TCK Cogeneration Dominicana Inc.                                Cayman Islands           100
        (1% of which shares are owned directly by Thermo Ecotek International
        Holdings Inc.)
        TCK Dominicana Holdings Inc.                                    Cayman Islands           100
        (1% of which shares are owned directly by
        Thermo Ecotek International Holdings Inc.)
    Thermo Electron of Maine, Inc.                                          Maine                100
        Gorbell/Thermo Electron Power Company                               Maine                80*
    Thermo Electron of New Hampshire, Inc.                              New Hampshire            100
        Hemphill Power and Light Company                                New Hampshire            66*
    Thermo Electron of Whitefield, Inc.                                 New Hampshire            100
        Whitefield Power and Light Company                              New Hampshire            100*
        (39% of which is owned
        directly by SFS Corporation)
    Star Natural Gas Company                                               Delaware               95
        Star/RESC LLC                                                       Texas                 75
        Star Field Services Company                                        Delaware              100
        Totem Gas Storage Company LLC                                      Colorado               90
    Thermo Fuels Company, Inc.                                            California             100
    Thermo Trilogy Corporation                                             Delaware             80.03
        Thermo Trilogy International Holdings, Inc.                     Cayman Islands           100
           AgriSense-BCS, Ltd.                                             England               100
           P J Margo Pvt. Ltd.                                              India                50*
           AgriDyne Technologies S.A. de C.V.                               Mexico               100
    Ulna Incorporated                                                     California             100
    Woodland Biomass Power, Inc.                                          California             100
        Woodland Biomass Power, Ltd.                                      California             100*
        (.1% of which is owned directly
        by Thermo Ecotek Corporation)
Thermo Electron Foundation, Inc.                                        Massachusetts            100
Thermo Electron Metallurgical Services, Inc.                                Texas                100
Thermo Finance Company B.V.                                              Netherlands             100
Thermo Fibertek Inc.                                                       Delaware             90.98
    AES Equipos y Sistemas S.A. de C.V.                                     Mexico               100
    ArcLine Products, Inc.                                                 New York              100
    Fibertek Construction Company, Inc.                                     Maine                100
    Thermo AES Canada Inc.                                                  Canada               100
    Thermo Black Clawson Inc.                                              Delaware              100
        Thermo Black Clawson (China)                                        China                100
    Thermo Black Clawson S.A.                                               France               100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Fibertek Holdings Limited                                       England               100
        Thermo Black Clawson Limited                                       England               100
        Thermo Fibertek U.K. Limited                                       England               100
           D.S.T. Pattern Engineering Company Limited                      England               100
               Vickerys Limited                                            England               100
                  Winterburn Limited                                       England               100
    Thermo Web Systems, Inc.                                            Massachusetts            100
        Fiberprep Inc.                                                     Delaware               95
        (31.05% of which shares are owned
        directly by E. & M. Lamort, S.A.)
           Fiberprep Securities Corporation                                Delaware              100
    TMO Lamort Holdings Inc.                                               Delaware              100
        E. & M. Lamort, S.A.                                                France               100
           Lamort Equipementos Industrials Ltda.                            Brazil               60*
           Lamort GmbH                                                     Germany               100
           Lamort Iberica S.A.                                              Spain                100
           Lamort Italia S.R.L.                                             Italy                100
           Lamort Paper Services Ltd.                                      England               100
           Nordiska Lamort Lodding A.B.                                     Sweden               100
    Thermo Fibergen Inc.                                                   Delaware             73.58
    (additionally 0.11% of the shares are owned
    directly by Thermo Electron Corporation)
        Fibergen Securities Corporation                                 Massachusetts            100
        GranTek Inc.                                                      Wisconsin              100
        Next Fiber Products Inc.                                           Delaware              51*
Thermo Instrument Systems Inc.                                             Delaware             87.74
    Analytical Instrument Development, Inc.                              Pennsylvania            100
    Eberline Instrument Company Limited                                    England               100
    Eberline Instrument Corporation                                       New Mexico             100
    Epsilon Industrial Inc.                                                 Texas                100
    Gas Tech Inc.                                                         California             100
        Gas Tech Partnership                                              California             50*
        Gastech Instruments Canada Ltd.                                     Canada               100
    Life Sciences International Limited                                    England               100
        Comdata Services Limited                                           England               100
           Lipshaw Limited                                                 England               100
           Luckham Limited                                                 England               100
           Phicom Limited                                                  England               100
           Southions Investments Limited                                   England               100
           Sungei Puntar Rubber Estate Limited                             England               100
           Westions Limited                                                England               100
           Whale Scientific Limited                                        England               100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

        Helmet Securities Limited                                          England               100
           Life Sciences International Kft                                 Hungary               100
           Life Sciences International, Inc.                             Pennsylvania            100
               LSI (US) Inc.                                               Delaware              100
           LSI North America Service Inc.                                  Delaware              100
           Life Sciences International Holdings BV                       Netherlands             100
               Life Sciences International (Poland) SP z O.O                Poland               100
        Britlowes Limited                                                  England               100
        Commendstar Limited                                                England               100
        Consumer & Video Holdings Limited                                  England               100
           Video Communications Limited                                    England               100
        Greensecure Projects Limited                                       England               100
        Labsystems Europe SA                                                Spain                100
        Labsystems Ges mbH                                                 Austria               100
        Omnigene Limited                                                   England              58.50
        Shenbridge Limited                                                 England               100
        Southern Instruments Holdings Limited                              England               100
    Metrika Systems Corporation                                            Delaware             70.46
    (additionally 8.47% of the shares are owned
    directly by Thermo Electron Corporation)
        Gamma-Metrics Minerals Pty Ltd.                                South Australia           100
        Radiometrie RM GmbH                                                Germany               100
        Radiometrie S.A.                                                    France               100
        Gamma-Metrics                                                     California             100
        MF Physics Corporation                                             Delaware              100
        Radiometrie Corporation                                            Delaware              100
           DMC Mess & Regeltechnik GmbH                                    Germany               100
        Radiometrie U.S.A., Inc.                                          California             100
        Radiometrie Limited                                                England                    100
    National Nuclear Corporation                                          California             100
        Thermo Nucleonics LLC                                              Delaware               51
        (additionally, 49% of the shares are owned
        directly by TBA Nucleonics Holding Corporation)
        ESM Eberline Instruments Strahlen - und Umweltmesstechnik          Germany               100
        GmbH




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    ONIX Systems Inc.                                                      Delaware             80.27
    (additionally, 2.05% of the shares are owned
    directly by Thermo Electron Corporation)
        Brandt Instruments, Inc.                                           Delaware              100
        CAC Inc.                                                           Delaware              100
           Flow Automation Inc.                                             Texas                100
           Lots 82 and 83, Inc.                                           Louisiana              100
           Mid-South Power Systems, Inc.                                  Louisiana              100
           Mid-South Controls & Services, Inc.                            Louisiana              100
           Thermo Instrument Controls de Mexico, S.A. de C.V.               Mexico               100
           (1% of which shares are owned directly
           by ONIX Systems Inc.)
           ONIX Process Analysis Inc.                                       Texas                100
        OnIX Holdings Limited                                              England               100
           CAC UK Limited                                                  England               100
           ONIX Measurement Limited                                        England               100
           ONIX Process Analysis Limited                                   England               100
        Polysonics, Inc.                                                    Texas                100
        TN Spectrace Europe B.V.                                         Netherlands             100
        TN Technologies Inc.                                                Texas                100
           Kay-Ray/Sensall, Inc.                                           Delaware              100
           TN Technologies Canada Inc.                                      Canada               100
        Westronics Inc.                                                     Texas                100
    Optek-Nicolet Holdings Inc.                                           Wisconsin              100
        Thermo Optek Corporation                                           Delaware             93.15
        (additionally, 2.05% of the shares are owned
        directly by Thermo Electron Corporation)
           Diametrix Detectors, Inc.                                       Delaware              100
           FI Instruments Inc.                                             Delaware              100
           Gebruder Haake GmbH                                             Germany               100
               RHEO S.A.                                                    France               100
               SWO Polymertechnik GmbH                                     Germany               100
           HAAKE Instruments Inc.                                          Delaware              100
           Scintag, Inc.                                                  California             100
           Spectronic Instruments, Inc.                                    Delaware              100
               SLM International Inc.                                      Illinois              100
           Thermo Jarrell Ash Corporation                               Massachusetts            100
               A.R.L. Applied Research Laboratories S.A.                 Switzerland             100
                  Fisons Instruments (Proprietary) Limited               South Africa            100
                  Thermo Optek Wissenschaftliche Gerate GesmbH             Austria               100
               Baird Do Brazil Representacoes Ltda.                         Brazil               100
               Beijing Baird Analytical Instrument Technology Co.           China                100
               Limited




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

           Cahn Instrument Corporation                                    Wisconsin              100
               Mattson Instruments Limited                                 England               100
               Thermo Optek Limited                                        England               100
                  Norlab Instruments Ltd.                                  England               100
                  Thermo Elemental Limited                                 England               100
                  Unicam Limited                                           England               100
                      Unicam Export Limited                                England               100
               Unicam Italia SpA                                            Italy                100
               Unicam S.A.                                                 Belgium               100
           Thermo Instruments Nordic AB                                     Sweden               100
               Thermo Instruments Nordic AS                                 Norway               100
           Nicolet Instrument Corporation                                 Wisconsin              100
               Nicolet Japan K.K.                                           Japan                100
               Spectra-Tech, Inc.                                         Wisconsin              100
           Nicolet Instrument GmbH                                         Germany               100
           Optek Securities Corporation                                 Massachusetts            100
           Planweld Holding Limited                                        England               100
               Nicolet Instrument Limited                                  England               100
                  Hilger Analytical Limited                                England               100
               Thermo Electron Limited                                     England               100
           Thermo Instrument Systems Japan Holdings, Inc.                  Delaware              100
               Nippon Jarrell-Ash Company, Ltd.                             Japan                100
           Thermo Instruments (Canada) Inc.                                 Canada               100
               Fisons Instruments Inc.                                      Canada               100
               Unicam Analytical Inc.                                       Canada               100
           Thermo Optek S.A.R.L.                                            France               100
           Thermo Optek Holding B.V.                                     Netherlands             100
               Baird Europe B.V.                                         Netherlands             100
                  Baird France S.A.R.L.                                     France               100
           VG Systems Limited                                              England               100
           VG Elemental Limited                                            England               100
           Tein Benelux B.V.                                             Netherlands             100
        Thermo Optek Materials Analysis (S.E.A.) Pte Limited              Singapore              100
        ThermoSpectra Corporation                                          Delaware             90.35
        (additionally, 9.65% of the shares are owned
        directly by Thermo Electron Corporation)
           Gould Instrument Systems, Inc.                                    Ohio                100
               Gould & Nicolet S.A.                                         France                95
               (additionally, 5% of the shares are owned directly
               by
               ThermoSpectra Corporation)
           Kevex X-Ray Inc.                                                Delaware              100
           Neslab Instruments Europa BV                                  Netherlands             100
           Neslab Instruments, Inc.                                     New Hampshire            100
           Neslab Instruments Limited                                      England               100
           Nicolet Instrument Technologies Inc.                           Wisconsin              100




                                                    20
                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

           NORAN Instruments Inc.                                         Wisconsin              100
           ThermoMicroscopes Corp.                                        California             100
               ThermoMicroscopes S.A.                                    Switzerland             100
               PSI Virgin Islands Incorporated                       U.S. Virgin Islands         100
           Sierra Research and Technology, Inc.                            Delaware              100
           ThermoSpectra  B.V.                                           Netherlands             100
               Nicolet Technologies B.V.                                 Netherlands             100
                  Bakker Electronics Limited                               England               100
               NORAN Instruments B.V.                                    Netherlands             100
           ThermoSpectra GmbH                                              Germany               100
               Gould Nicolet Messtechnik GmbH                              Germany               100
                  NORAN Instruments GmbH                                   Germany               100
               ThermoMicroscopes GmbH                                      Germany               100
           ThermoSpectra Limited                                           England               100
               Nicolet Technologies Ltd.                                   England               100
    Spectrace Instruments Inc.                                            California             100
    TMO THI Acquisition Corp.                                              Delaware              100
    Thermo Electron Sweden Forvaltning AB                                   Sweden               100
        Spectra-Physics AB                                                  Sweden                99
           Spectra-Physics Holdings USA, Inc.                              Delaware              100
               Spectra Precision, Inc.                                     Delaware              100
                  Spectra Precision USA, Inc.                              Delaware              100
                  Spectra Precision Software, Inc.                         Georgia               100
                  Spectra Precision B.V.B.A.                               Belgium               100
                  Spectra Precision K.K.                                    Japan                100
                  Spectra Precision Ltd.                                   England               100
                  Spectra Precision Pty. Ltd.                             Australia              100
                  SPHM, Inc.                                               Delaware              100
                      Spectra Precision de Mexico S.A. De C.V.              Mexico               100
                  SPSE Inc.                                                Delaware              100
               Pharos Holdings, Inc.                                       Delaware              100
                  BLH Electronics, Inc.                                    Delaware              100
                      Pharos de Costa Rica S.A.                           Costa Rica             100
                  Automatic Power, Inc.                                    Delaware              100
                  Spectra-Physics VisionTech, Inc.                         Delaware              100
               Pharos Tech, Inc.                                           Delaware              100
               Spectra-Physics Lasers, Inc.                                Delaware              80.4
                  Opto Power Corporation                                   Delaware              100
                  Spectra-Physics Laser Data Systems, Inc.                 Delaware              100
                  Spectra-Physics France S.A.                               France               100
                  Spectra-Physics GmbH                                     Germany               100
                  Spectra-Physics K.K.                                      Japan                100
                  Spectra-Physics Lasers B.V.                            Netherlands             100
                  Spectra-Physics Lasers Ltd.                              England               100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

               Spectra-Physics Foreign Sales Corp.                         Barbados              100
               Spectra-Physics Credit Corporation                          Delaware              100
               Spectra-Physics Canada Ltd.                                  Canada               100
           Spectra-Physics Holdings Plc                                    England               100
               AB Pharos Marine Ltd.                                       England               100
                  Pharos Marine Pte Ltd.                                  Singapore              100
               Automatic Power Ltd.                                        England               100
               Continental Satellite TV Ltd.                               England               100
           Spectra-Physics Holdings S.A.                                    France               100
               Spectra Precision S.A.                                       France                90
               (additionally, 10% owned by Spectra Precision AB)
               Nobel Electronique S.A.R.L.                                  France               100
           Spectra Precision Europe Holdings B.V.                        Netherlands             100
               Spectra Precision B.V.                                    Netherlands             100
               Spectra-Physics Holdings GmbH                               Germany               100
                  ZSP Geodatische Systeme GmbH                             Germany                25
                  (25% of total outstanding stock represents 100%
                  of the voting stock)
                  Spectra Precision GmbH                                   Germany               100
                  BLH SR-4 Sensoren GmbH                                   Germany               100
                  Spectra Precision Kaiserslautern GmbH                    Germany               100
               Spectra-Physics S.R.L.                                       Italy                100
           Spectra Precision AB                                             Sweden               100
               Spectra Precision Scandinavia AB                             Sweden               100
               Spectra Precision of Canada Ltd.                             Canada               100
               Spectra Precision Handelsges, mbH                           Austria               100
               Geotronics S.A.                                              Spain                100
               Spectra Precision S.A.                                       France               100
           Nobel Elektronik AB                                              Sweden               100
               Nobel Elektroniikka Oy AB                                   Finland               100
               Nobel Elektronikk A/S                                        Norway               100
               AB Givareteknik                                              Sweden               100
               Nobel Systems Ltd.                                          England               100
           AB Pharos Marine                                                 Sweden               100
           Pharos AB                                                        Sweden               100
           Spectra-Physics Industri AB                                      Sweden               100
               Permanova Lasersystem AB                                     Sweden               100
               Chemtronics AB                                               Sweden               100
           Spectra-Physics Vision Tech Oy                                  Finland               100
           Spectra-Physics Vision Tech KK                                   Japan                100
           Spectra Precision (Asia) Pte. Ltd.                             Singapore              100
    Quest-Finnigan Holdings Inc.                                           Virginia              100
    Quest-TSP Holdings Inc.                                                Delaware              100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

        ThermoQuest Corporation                                            Delaware             90.32
        (43.9% of which shares are owned
        directly by Quest-Finnigan Holdings Inc.)
        (additionally, 0.32% of the shares are owned directly
        by Thermo Electron Corporation)
           Denley Instruments Limited                                      England               100
           E-C Apparatus Limited                                           England               100
           Finnigan FT/MS Inc.                                             Delaware              100
           Finnigan Corporation                                            Delaware              100
               Finnigan Instruments, Inc.                                  New York              100
               Finnigan International Sales, Inc.                         California             100
               Finnigan MAT China, Inc.                                   California             100
               Finnigan MAT (Delaware), Inc.                               Delaware              100
               Finnigan MAT Instruments, Inc.                               Nevada               100
               Finnigan MAT International Sales, Inc.                     California             100
               Finnigan MAT (Nevada), Inc.                                  Nevada               100
                  Finnigan MAT GmbH                                        Germany               100
                      ThermoQuest Analytische Systeme GmbH                 Germany               100
                  Finnigan MAT S.R.L.                                       Italy                100
                      Thermo Separation Products S.R.L.                     Italy                100
                  Masslab Limited                                          England               100
                      H.D. Technologies Limited                            England               100
                  Thermo Instruments Australia Pty. Limited               Australia              100
                  ThermoQuest Ltd.                                         England               100
               Finnigan Properties, Inc.                                  California             100
           Forma Scientific, Inc.                                          Delaware              100
               International Equipment Company                             Delaware              100
                  International Equipment Company Limited                  England               100
               Savant Instruments, Inc.                                    New York              100
           Forma Scientific Limited                                        England               100
           Hypersil Inc.                                                   Delaware              100
           Hypersil Limited                                                England               100
               Hypersil S.A.                                                France               100
           Life Sciences International (Hong Kong) Limited                Hong Kong              100
           Life Sciences (Europe) Limited                                  England               100
               Life Sciences International (UK) Limited                    England               100
                  Kenbury Limited                                          England               100
           Savant Instruments Limited                                      England               100
           TMQ SEG (Hong Kong) Limited                                    Hong Kong              100
           ThermoQuest B.V.                                              Netherlands             100
               Thermo Separation Products B.V. B.A.                        Belgium               100
           ThermoQuest France S.A.                                          France               100
               Finnigan Automass S.A.                                       France               100
               Thermo Separation Products S.A.                              France               100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

           ThermoQuest Italia S.p.A.                                        Italy                100
           ThermoQuest Spain S.A.                                           Spain                100
           ThermoQuest Wissenschaftliche Gerate GmbH                       Austria               100
           Thermo Separation Products AG                                 Switzerland             100
           Thermo Separation Products Inc.                                 Delaware              100
           ThermoQuest K.K.                                                 Japan                100
           Thru-Put Systems, Inc.                                          Florida               100
    RealFlex Systems Inc.                                                   Texas                100
    SID Instruments Inc.                                                   Delaware              100
        FI S.A.                                                             France               100
        Fisons Instruments BV                                            Netherlands             100
        Fisons Instruments NV                                              Belgium               100
        Fisons Instruments K.K.                                             Japan                100
        NK Instruments Inc.                                                Delaware              100
        Thermo Capillary Electrophoresis Inc.                              Delaware              100
        Thermo Haake Ltd.                                                  England               100
        Thermo Haake (U.K.) Limited                                        England               100
        Thermo Instrumentos Cientificos S.A.                                Spain                100
    Thermo BioAnalysis Corporation                                         Delaware             67.22
    (4.1% of which shares are owned directly by
    Quest-TSP Holdings Inc. and 1.8% of which shares
    are owned directly by Quest-Finnigan Holdings Inc.
    Additionally, 20.80% of the shares are owned directly by
    Thermo Electron Corporation)
        BioStar, Inc.                                                      Delaware              100
        Data Medical Associates, Inc.                                       Texas                100
           DMA Latinoamericana S.A. de C.V.                                 Mexico               50*
        Labsystems (SEA) Pte. Ltd.                                        Singapore              100
        Fastighets AB Skrubba                                               Sweden               100
        Dynex Technologies spol. s.r.o.                                 Czech Republic           100
        DYNEX Technologies (Asia) Inc.                                     Delaware              100
        DYNEX Technologies Inc.                                            Virginia              100
           DYNEX Technologies GmbH                                         Germany               100
        Hybaid Limited                                                     England               100
           Hybaid BV                                                     Netherlands             100
        Thermo Labsystems B.V.                                           Netherlands             100
        Labsystems Inc.                                                    Delaware              100
        Thermo BioAnalysis Japan K.K.                                       Japan                100
        Labsystems OY                                                      Finland               100
           Biosystems OY                                                   Finland               100
               Konelab OY                                                  Finland               100
                  AO Analytical Systems                                     Russia               100
                      Konelab S.A.                                          France               100
                      Konelab GmbH                                         Germany               100
           Labsystems (Hong Kong) Limited                                 Hong Kong               99
           Labsystems BTD                                                   China                 67




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

           Labsystems LHD                                                   China                 90
           Labsystems Lenpipette                                            Russia                95
           Labsystems Pakistan (Private) Ltd                               Pakistan             33.50
        Labsystems Sweden AB                                                Sweden               100
        Labsystems (UK) Limited                                            England               100
        Life Sciences International SNC                                     France               100
           Shandon France SA                                                France               100
        Shandon Scientific Limited                                         England               100
           Anglia Scientific Instruments Limited                           England               100
           Shandon Southern Instruments Limited                            England               100
           Life Sciences International (Benelux) B.V.                    Netherlands             100
        Shandon Inc.                                                     Pennsylvania            100
           E-C Apparatus Corporation                                       Florida               100
           Whale Scientific Corporation                                    Colorado              100
           ALKO Diagnostic Corporation                                  Massachusetts            100
        TBA Nucleonics Holding Corporation                                 Delaware              100
        TBA Securities Corporation                                      Massachusetts            100
        Shandon GmbH                                                       Germany               100
        Thermo BioAnalysis GmbH                                            Germany               100
           Hybaid GmbH                                                     Germany               100
               Angewandte Gentechnologie Systems GmbH                      Germany               100
               Interactiva Biotechnologie GmbH                             Germany               100
           Labsystems GmbH                                                 Germany               100
           Thermo LabSystems Vertriebs GmbH                                Germany               100
        Thermo BioAnalysis (Guernsey) Ltd.                             Channel Islands           100
        Thermo BioAnalysis Holdings, Limited                               England               100
           Thermo Fast U.K. Limited                                        England               100
           Dynex Technologies Limited                                      England               100
           Thermo BioAnalysis Limited                                      England               100
           Thermo LabSystems Limited                                       England               100
        Thermo BioAnalysis S.A.                                             France               100
           Thermo LabSystems S.A.R.L.                                       France               100
           Labsystems S.A.R.L.                                              France               100
        Thermo LabSystems (Australia) Pty Limited                         Australia              100
        Thermo LabSystems Inc.                                          Massachusetts            100
        BioAnalysis Labsystems, S.A.                                        Spain                100
        Trace Scientific Limited                                          Australia              100
           Trace BioSciences Pty. Ltd.                                    Australia              100
           Trace BioSciences NZ Limited                                  New Zealand              99
           Trace America, Inc.                                             Florida               100
           Herbos Dijaganosticka                                           Croatia                50
           Shanghai Long March Chiron Trace Medical Science Co.             China                22*
           Ltd.




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Environmental Instruments Inc.                                 California             100
        Andersen Instruments Inc.                                          Delaware              100
           Andersen Instruments Limited                                    England               100
           ESM Andersen Instruments GmbH                                   Germany               100
        MIE Corporation                                                 Massachusetts            100
    Thermo Instruments do Brasil Ltda.                                      Brazil               100
    (1% of which shares are owned directly
    by Thermo Jarrell Ash Corporation)
    Van Hengel Holding B.V.                                              Netherlands             100
        Thermo Instrument Systems B.V.                                   Netherlands             100
           Euroglas B.V.                                                 Netherlands             100
           Mesure de Traces S.A.                                         Netherlands             100
           ThIS Automation B.V.                                          Netherlands             100
           This Analytical B.V.                                          Netherlands             100
           This Gas Analysis B.V.                                        Netherlands
           This Lab Systems B.V.                                         Netherlands             100
           This Scientific B.V.                                          Netherlands             100
        Thermo Instruments GmbH                                            Germany               100
        Thermo Jarrell Ash, S.A.                                            Spain                100
    Thermo Vision Corporation                                              Delaware             97.10
    (additionally, 2.90% of the shares are owned
    directly by Thermo Electron Corporation)
        CID Technologies Inc.                                              New York              100
        Centro Vision Inc.                                                 Delaware              100
        Hilger Crystals Limited                                            England               100
        Laser Science, Inc.                                                Delaware              100
        Oriel Instruments Corporation                                      Delaware              100
        Thermo Vision Opticon Corporation                                  Delaware              100
Thermo Power Corporation                                                Massachusetts            100
    NuTemp, Inc.                                                           Illinois              100
    Peek Limited                                                           Scotland              100
        Peek Data Limited                                                  England               100
        Peek Group Services Limited                                        England               100
           Dubilier Warminster Limited                                     England               100
           International Resistance Co Limited                             England               100
           Minicircuits Limited                                            England               100
        Peek International Limited                                         England               100
           Peek Corporation                                                Delaware              100
               Peek Traffic Inc.                                           Delaware              100
               Peek Traffic Systems Inc.                                   Florida               100
               Saratec Measurement Inc.                                    Florida               100
               Signal Control Company                                      Delaware              100
               Signal Maintenance, Inc.                                    Delaware              100
               StreeterAmet Inc.                                           Delaware              100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

               Peek Traffic USA Inc.                                       Florida               100
           Peek Traffic GmbH                                               Germany               100
           Peek International B.V.                                       Netherlands             100
               Peek Projects BV                                          Netherlands             100
               Peek Promet doo                                             Croatia               100
               Peek Traffic A.B.                                            Sweden               100
                  Linne Trafiksystems AB                                    Sweden               100
               Peek Trafikk AS                                              Norway               100
                  Peek Parking Systems AB                                   Sweden               100
               Peek Trafik a-s                                             Denmark               100
               Peek Traffic B.V.                                         Netherlands             100
               Peek Limited                                               Hong Kong              100
                  Peek Trafikk Sendirian Bermad                            Malaysia              100
                  Peek Traffic (Thailand) Limited                          Thailand              100
                  Sichuan Modern Control System Engineering                 China                41*
                  Company Limited
               Peek Traffic OY                                             Finland               100
        Peek Investments, Limited                                          England               100
           Dubilier America, Inc.                                          Delaware              100
               Automatic Connector Inc.                                    New York              100
        Peek Systems Limited                                               England               100
           Sotwell Limited                                                 England               100
        Peek Technology Limited                                            England               100
           Peek Traffic Limited                                            England               100
               GK Instruments Limited                                      England               100
               Sarasota Traffic Limited                                    England               100
               Streeteramet Limited                                        England               100
               Weighwrite Limited                                          England               100
        Radley Services Limited                                            England               100
           Atest Electronics Limited                                       England               100
           Bartsign Limited                                                England               100
           Greenpar Holdings Limited                                       England               100
           Helvetia Automatic Products Limited                             England               100
           Peek Field Services Limited                                     England               100
           Peek Traffic Systems B.V.                                     Netherlands             100
           Radley (1) Limited                                              England               100
           Smartways Limited                                               England               100
        Tollstar Limited                                                   England               100
    Tecogen Securities Corporation                                      Massachusetts            100
    T-Lyte Corporation                                                     Delaware               98
        Optronics, Inc.                                                    Oklahoma              100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Thermo TerraTech Inc.                                                      Delaware             87.86
    Holcroft (Canada) Limited                                               Canada               100
    Holcroft Corporation                                                   Delaware              100
        Holcroft GmbH                                                      Germany               100
    Metallurgical, Inc.                                                   Minnesota              100
        Cal-Doran Metallurgical Services, Inc.                            California             100
    Metal Treating Inc.                                                   Wisconsin              100
    Normandeau Associates, Inc.                                         New Hampshire            100
    TMA/Hanford, Inc.                                                     Washington             100
    The Randers Killam Group Inc.                                          Delaware             94.78
    (additionally, 0.99% of the shares are owned
    directly by Thermo Electron Corporation)
        Clark-Trombley Consulting Engineers, Inc.                          Michigan              100
        Randers Engineering, Inc.                                          Michigan              100
        Randers Engineering of Massachusetts, Inc.                         Michigan              100
        Randers Group Property Corporation                                 Michigan              100
        Redeco Incorporated                                                Michigan              100
        Viridian Technology Incorporated                                   Michigan              100
        The Killam Group, Inc.                                             Delaware              100
           CarlanKillam Consulting Group, Inc.                             Florida               100
               CarlanKillam Consulting Group of Alabama, Inc.              Alabama               100
           Thermo Consulting & Design Inc.                                 Delaware              100
               Engineering Technology and Knowledge Corporation            Delaware              100
                  Elson T. Killam Associates, Inc.                        New Jersey             100
                      BAC Killam Inc.                                      New York              100
                          N.H. Bettigole Co., Inc.                         Delaware              100
                      CarlanKillam Construction Services, Inc.             Florida               100
                      Duncan, Lagnese and Associates, Incorporated       Pennsylvania            100
                      E3-Killam, Inc.                                      New York              100
                      Killam Associates, Inc.                                Ohio                100
                      Killam Management and Operational Services,         New Jersey             100
                      Inc.
               Fellows, Read & Associates, Inc.                           New Jersey             100
               Killam Associates, New England Inc.                         Delaware              100
                  George A. Schock & Associates, Inc.                     New Jersey             100
                  Jennison Engineering, Inc.                               Vermont               100
    Thermo Analytical Inc.                                                 Delaware              100
        Skinner & Sherman, Inc.                                         Massachusetts            100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo EuroTech (Delaware) Inc.                                        Delaware              83.9
    (additionally, 16.1% of the shares are owned
    directly by Thermo Electron Corporation)
    Thermo EuroTech N.V.                                                 Netherlands              91
        Thermo EuroTech Ireland Ltd.                                       Ireland               100
               Green Sunrise Holdings Ltd.                                 Ireland                70
                  AutoRod Ltd.                                             Ireland               100
                  Green Sunrise Industries Ltd.                            Ireland               100
                  GreenStar Recycling Ltd.                                 Ireland               100
                  Pipe & Drain Services Ltd.                               Ireland               100
                     Dempsey Drums Ltd.                                    Ireland               100
               GreenStar Products Ltd.                                     Ireland                70
           Grond- & Watersaneringstechniek Nederland B.V.                Netherlands             100
           Refining & Trading Holland B.V.                               Netherlands             100
    ThermoRetec Corporation                                                Delaware             69.69
    (additionally, 1.95% of the shares are owned
    directly by Thermo Electron Corporation)
        Benchmark Environmental Corporation                               New Mexico             100
        Eberline Holdings Inc.                                             Delaware              100
           Eberline Analytical Corporation                                New Mexico             100
               Thermo Hanford Inc.                                         Delaware              100
               TMA/NORCAL Inc.                                            California             100
        ThermoRetec Construction Corporation                               Virginia              100
        ThermoRetec Resource Planning & Management Systems               Connecticut             100
        Corporation
        ThermoRetec Consulting Corporation                                 Delaware              100
           GeoWest Golden Inc.                                             Colorado              100
               GeoWest TriTechnics of Ohio, LLC                            Colorado              100
           Retec North Carolina, Inc.                                   North Carolina           100
               Retec Engineering P.C.                                      New York              100
           RETEC Thermal, Inc.                                             Delaware              100
        Thermo Fluids Inc.                                                 Delaware              100
        TPS Technologies Inc.                                              Florida               100
           TPST Soil Recyclers of California Inc.                         California             100
               California Hydrocarbon, Inc.                                 Nevada               100
           TPST Soil Recyclers of Maryland Inc.                            Maryland              100
               Todds Lane Limited Partnership                              Maryland              100*
               (1% of which is owned directly
               by TPS Technologies Inc.)
           TPST Soil Recyclers of New York Inc.                            New York              100
           TPST Soil Recyclers of Oregon Inc.                               Oregon               100
           TPST Soil Recyclers of South Carolina Inc.                      Delaware              100
           TPST Soil Recyclers of Virginia Inc.                            Delaware              100
           TPST Soil Recyclers of Washington Inc.                         Washington             100




                                NAME                                      STATE OR          REGISTRANT'S
                                                                       JURISDICTION OF        PERCENT OF
                                                                        INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

        TRI Oak Ridge Inc.                                                 Delaware              100
        TRI Oak Ridge LLC                                                  Delaware               50
           (additionally, 50% of the shares are owned
        directly by Coleman Services Incorporated)
        TRUtech L.L.C.                                                     Delaware             47.5*
Thermo Securities Corporation                                              Delaware              100
Thermo Technology Ventures Inc.                                             Idaho                100
    Plasma Quench Investment Limited Partnership                           Delaware              60*
ThermoTrex Corporation                                                     Delaware             80.13
    ThermoLase Corporation                                                 Delaware             70.57
    (additionally, 13.82% of the shares are owned
    directly by Thermo Electron Corporation)
        Creative Beauty Innovations, Inc.                                   Texas                100
        ThermoLase England L.L.C.                                          Delaware              46*
           ThermoLase (Scotland) Ltd.                                      Scotland              100
           ThermoLase (Ireland) Ltd.                                       Ireland               100
           ThermoLase UK Limited                                           England               100
           ThermoLase Iberica, S.A.                                         Spain                100
           ThermoLase (South Africa) Ltd.                                South Africa            100
        ThermoLase International L.L.C.                                    Delaware              100
        ThermoLase Japan L.L.C.                                            Wyoming               50*
    ThermoTrex East Inc.                                                Massachusetts            100
    Trex Medical Corporation                                               Delaware             71.55
    (additionally, 7.01% of the shares are owned
    directly by Thermo Electron Corporation)
        Trex Medical Systems Corporation                                   Delaware              100
           Trex Trophy Dental Inc.                                         Virginia              100
        Trex Medical France S.A.                                            France               100
           Trophy Radiologie S.A.                                           France               100
               Stephan'X S.A.                                               France               100
                  SCI Boucher Debard Baudry Guillot                         France               100
               Trophy Benelux S.A.                                         Belgium               100
               Trophy Radiologie Italia S.R.L.                              Italy                100
               Trophy Radiologie Japan KK                                   Japan                100
               Trophy Radiologie GmbH                                      Germany               100
               P.T. Trophy Rajawali Indonesia                             Indonesia               51
               Trophy Radiologia Espana SA                                  Spain                100
               Trophy Rontgen SAS                                           Turkey                77
               Trophy Radiologie U.K. Ltd.                                 England               100
 *Joint Venture/Partnership
